SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                          -------------

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


                          August 26, 1996
        Date of Report (Date of earliest event reported)



                          ConAgra, Inc.
     (Exact name of registrant as specified in its charter)


         Delaware               1-7275           47-0248710
     (State or other          (Commission       (IRS Employer
     jurisdiction of          File Number)    Identification No.)
     incorporation)


     One ConAgra Drive, Omaha, Nebraska           68102-5001
     (Address of principal executive offices)     (Zip Code)



       Registrant's telephone number, including area code
                         (402) 595-4000















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Item 5.   OTHER EVENTS.

                  On August 26, 1996, ConAgra Inc.'s Board of Directors elected Bruce Rohde as a member of the Board of ConAgra, Vice Chairman of the Board and President of ConAgra. ConAgra also announced that it has formed an Office of the Chairman, consisting of Philip B. Fletcher, ConAgra's Chairman and Chief Executive Officer, Mr. Rohde and Leroy Lochmann, President and Chief Operating Officer of ConAgra Refrigerated Foods Companies. A copy of ConAgra's press release is attached as an exhibit.

Item 7.        Exhibits.

                  1.       Press Release dated August 26, 1996.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CONAGRA, INC.


                                   /s/ JAMES P. O'DONNELL
August 26, 1996                  By:
                                 --------------------------
                                 James P. O'Donnell
                                 Senior Vice President
                                 and Chief Financial Officer






















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                        INDEX TO EXHIBITS

Exhibit                    Description
  No.


    1.            Press Release dated August 26, 1996
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